UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

The Boston Beer Company, Inc. (Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-14092 (Commission File Number)	04-3284048 (IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA (Address of principal executive offices)	02210 (Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.

      At its meeting on July 31, 2007, the Compensation Committee of the Company's Board of Directors recommended, and the Board of Directors approved, the grant to the Company's Chief Executive Officer, Martin F. Roper, of an option for 180,000 shares of the Company's Class A Common Stock under the Company's Employee Equity Incentive Plan, effective on August 13, 2007. The exercise price under such option will be the closing price of the Company's Class A Common Stock on the New York Stock Exchange on August 10, 2007, the trading date next preceding the effective date of the grant. Mr. Roper's right to exercise the option will vest only if he remains an employee of the Company on August 13, 2013, subject to accelerated vesting in the event of a change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: August 3, 2007	/s/ William F. Urich

William F. Urich Chief Financial Officer (Signature)*

*Print name and title of the signing officer under his signature.

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